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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                February 23, 2005
                Date of Report (date of earliest event reported)

                            Nanometrics Incorporated
               (Exact name of Registrant as specified in charter)

          California                      0-13470                 94-2276314
(State or other jurisdiction of   (Commission File Number)    (I.R.S.  Employer
        incorporation)                                       Identification No.)

                 1550 Buckeye Drive, Milpitas, California 95035
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (408) 435-9600

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Section 2 - Financial Information

Item 2.02 - Results of Operations and Financial Condition.

            On February 23, 2005, Nanometrics Incorporated (the "Company") announced in a press release the Company's financial results for its fourth quarter and fiscal year ended January 1, 2005. A copy of that press release is attached hereto as Exhibit 99.1.

            The information in this current report on Form 8-K and the exhibit attached hereto shall not be deemed "filed" for the purposes of
            Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") nor otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, regardless of any general incorporation language in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     (c)    Exhibits.

          99.1 Press Release issued by Nanometrics Incorporated dated February 23, 2005.



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                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2005              NANOMETRICS INCORPORATED

                                      /s/ Paul B. Nolan
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                                      Paul B. Nolan
                                      Chief Financial Officer





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                                  Exhibit Index

Exhibit Number                              Exhibit Title
--------------     -------------------------------------------------------------

99.1               Press release dated February 23, 2005.